1995
    Annual
Report








                                 ------------
                                 DELAWARE GROUP
                                 GLOBAL & INTERNATIONAL
                                 FUNDS
                                 INTERNATIONAL EQUITY FUND
                                 GLOBAL BOND FUND
                                 GLOBAL ASSETS FUND
                                 ------------










                            TRADITION OF SOUND PHOTO









                   A Tradition of Sound Investing Since 1929



                                DELAWARE
                                GROUP
                                =========
                                Philadelphia * London

DELAWARE GROUP
-------------------------------------------------------------------------------
A TRADITION OF
-------------------------------------------------------------------------------
SOUND INVESTING
-------------------------------------------------------------------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938 and today we provide a full range of mutual fund investments, annuities and retirement plan services.
         Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990. In addition to serving as lead manager for our international and global funds, Delaware International oversees institutional assets of some $3 billion in international investments.
         Delaware Management Co. and Delaware International manage mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients.
         Our aggregate assets under management, domestically and internationally, total some $28 billion. With more than 60 years of experience, we have demonstrated our commitment to quality investment management and service to nearly 500,000 mutual fund shareholders worldwide.


ABOUT OUR COVER
-------------------------------------------------------------------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.

FUND INVESTMENT
-------------------------------------------------------------------------------
OBJECTIVES
-------------------------------------------------------------------------------

International Equity Fund
To seek to achieve long-term growth without undue risk to principal by investing primarily in equities that provide the potential for capital appreciation and income. Under normal circumstances, at least 65% of the Series' assets will be invested in securities of issuers organized or operating in at least three different countries outside the United States.

Global Bond Fund
To seek to provide current income consistent with the preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' assets will be invested in the fixed-income securities of issuers in at least three different countries, one of which may be the United States.

Global Assets Fund
To seek to achieve long-term total return by investing in securities, including U.S. stocks and bonds and foreign stocks and bonds, which, in the Manager's or Sub-Adviser's opinion, will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Under normal circumstances, at least 65% of the Series' assets will be invested in securities of issuers organized or operating in at least three different countries, one of which may be the United States.

This annual report is for the information of Global & International Funds' shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the Funds' current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD
-------------------------------------------------------------------------------
MEMBERS
-------------------------------------------------------------------------------

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD

AFFILIATED
-------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

DECEMBER 15, 1995

DEAR
-------------------------------------------------------------------------------
SHAREHOLDER:
-------------------------------------------------------------------------------

We are very pleased to report that each of Delaware Group's Global and International Funds turned in absolute and relative results of the first order during their fiscal years ended November 30, 1995.
         Our three Funds' results, as shown in the table below, illustrate the potential benefits of prudent global and international investing. During the year, our Fund managers relied on a consistent, income-oriented approach to evaluate stocks and bonds across strikingly different markets.
         Delaware Group Global Assets Fund and Global Bond Fund - which began operating in December 1994 - participated in this past year's robust U.S.
stock and bond rallies. Our International Equity Fund, meanwhile, focused on European and other established stock markets that also performed well.
         Established bond markets throughout the world benefited from falling interest rates and low inflation, especially in the U.S. While most established international stock markets enjoyed positive results in 1995, few kept pace with soaring U.S. equity prices, even after adjusting for currency fluctuations.
         Generally, your Funds were in the right places around the world at the right time - the U.S. and Western Europe - and had only modest exposure to markets that offered poor returns - specifically Japan and the emerging markets of the Pacific Rim.
         Historical studies of investment returns show that there has been little direct correlation between the performance of U.S. markets and those overseas. An investment program that combines domestic and foreign securities may be less volatile than either type of investment alone. For U.S. investors, this can be a key benefit of diversifying a portfolio into foreign investments, and why we believe financial advisers are recommending Delaware Group's Global and International Funds to their clients.
         Even with international diversification, market risks remain. The value of currencies fluctuate, and the world has a wide variety of political systems, accounting standards and securities laws. Your Funds' portfolio managers take these additional risk factors into account when purchasing or selling a particular stock or bond in any market.
===============================================================================
                                                                Total Return
                                                              -----------------
                                                                 Year Ended
                                                              November 30, 1995
International Equity Fund A Class                                   +8.17%
Lipper International Equity Fund Average (238 funds)                +5.13%
Morgan Stanley Europe Australia Far East (EAFE) Index               +7.90%
-------------------------------------------------------------------------------
                                                            December 27, 1994
                                                           to November 30, 1995
Global Assets Fund A Class                                         +21.48%
Lipper Global Flexible Portfolio Average (55 funds)                +14.92%
Morgan Stanley World Index                                         +17.85%
-------------------------------------------------------------------------------
Global Bond Fund A Class                                           +18.79%
Lipper General World Income Fund Average (135 funds)               +15.55%
Salomon Brothers World Government Bond Index                       +17.80%
-------------------------------------------------------------------------------
All performance quoted above assumes reinvestment of dividends and capital gains. Performance of Delaware Group Funds and Lipper Averages is at net
asset value. For complete information, see pages 8 to 11. The Morgan Stanley World Index and the Salomon Brothers World Government Bond Index include U.S. market results. All returns stated in U.S. dollars.
===============================================================================

         I should point out that the returns shown in this report are presented on a U.S. dollar basis. Returns would be different if shown in "local currency." Shareholders in the Funds should keep in mind that when the dollar strengthens relative to another nation's currency, the return for Americans investing in that nation's financial markets is reduced. On the other hand, when the dollar is weak - as was the case for much of 1995 - this can increase the return to U.S. investors.
         An encouraging note for the year ahead is that while U.S. economic growth appears to be slowing, there is still opportunity around the world. In the enclosed report, the managers of each Fund detail how they positioned their portfolio during the past year and provide an outlook for established world markets.
         In 1995, the U.S. markets were the world's market performance leaders, but as you will see in our report, that hasn't been the case for most of the past decade. In our opinion, the Delaware Group Funds are well-positioned to capitalize on global opportunities in the coming months.

Sincerely,



/s/ Wayne A. Stork
---------------------------
Wayne A. Stork
Chairman, President and
Chief Executive Officer


PORTFOLIO
-------------------------------------------------------------------------------
MANAGERS'
-------------------------------------------------------------------------------
REVIEWS
-------------------------------------------------------------------------------

International Equity Fund

Investment Strategy
Unlike some mutual funds that invest in overseas markets primarily for capital appreciation, Delaware Group International Equity Fund invests in stocks for long-term growth through a combination of dividend income and capital appreciation, with an emphasis on income.
         We believe dividend income can help protect investors in two ways. First, this focus leads us to stocks of relatively stable, large and mid-size companies, while avoiding smaller, and in our opinion, riskier companies. And second, income can help to cushion losses when stock prices fall.

A Focus On Western Europe
International Equity Fund began the 1995 fiscal year with relatively few Japanese stocks and a strong emphasis on Europe, particularly the United Kingdom. Elsewhere in the world, we concentrated on Australia and New Zealand and generally avoided smaller Asian markets. We did not own the stocks of any companies based in Latin America.
         The Fund had just 13% of its net assets invested in Japan as of November 30. That was less than half the concentration of Japanese companies in the Morgan Stanley Europe Australia and Far East (EAFE) Index, an unmanaged portfolio of stocks representing non-U.S. equity markets. Our reduced exposure to Japan, a market which performed poorly for much of fiscal 1995, helped the Fund's performance when compared to the Index.

===============================================================================
            International Equity Fund's Top Five Country Allocation
                           (As of November 30, 1995)

                        Share of     Allocation of    Basis For
Country                Net Assets     EAFE Index      Fund's Positioning
United Kingdom           26.7%          16.8%         Falling interest rates should boost growth
Japan                    13.3%          40.7%         Overvalued market
Australia                 9.2%           2.7%         Strong potential for economic growth
France                    7.1%           6.3%         Recent turmoil presents opportunity
Belgium                   6.3%           1.1%         Falling interest rates should boost economy

===============================================================================

         The limited number of Japanese stocks we owned were technology stocks, which generally provided higher returns than the benchmark Nikkei Index. These companies' profits are driven by exports and their stock prices rose sharply beginning in the summer, as the yen's value dropped. This had the effect of making their products cheaper for Americans to buy.

We believe European companies could surprise securities analysts with better-than-expected profits, as U.S. companies did in fiscal 1995.

         Many of our European investments in countries such as the United Kingdom, The Netherlands and Belgium performed well. However, the Fund did not participate in the robust markets of Sweden and Switzerland, Europe's best performing markets in 1995. In general, stocks in those countries did not fit our income-oriented selection criteria.

Outlook
Overall, the Fund expects to maintain a higher concentration of European stocks than the EAFE Index. This is based on our belief that European economic growth will remain strong compared to Japan and be more stable than growth in emerging markets such as Latin America, which we expect to avoid. We believe European companies could surprise securities analysts with better-than-expected profits, as U.S. companies did early in fiscal 1995, because:

* Interest rates are declining.

* Companies are reducing overhead and other costs to improve productivity.

* Continental governments are trimming expensive social welfare programs that are paid for with corporate taxes.

         During the past year, the Fund's largest industry concentrations were in utilities, cyclical industrial companies and consumer growth stocks, sectors that typically do well when interest rates fall. We expect that throughout much of the world, central bankers will be inclined to follow the lead of the Federal Reserve Board in the U.S. and reduce interest rates to stimulate growth in the coming months.

Global Bond Fund

Investment Strategy
In the past, income has been the core component of long-term total return for fixed-income securities. Though falling interest rates can lead to capital appreciation, over time, income has proven to be the primary source of total return from bonds.
         Global Bond Fund relies on income potential as a key measure of value when selecting bonds around the world. Our research focuses on long-term factors such as inflation trends. We don't base investment decisions on currency exchange rates or political upheavals. Instead, we look at trends that can be analyzed with reasonable certainty and which we believe will have a fundamental effect on long-term returns.
         Global Bond Fund places great emphasis on quality and typically selects only those bonds rated "A" or better by Standard & Poor's. Generally, the Fund's holdings will have an average maturity in the five- to 10-year range, the range we believe offers the greatest reward relative to the risk to principal from fluctuating interest rates.

-------------------------------------------------------------------------------
Global Bond Fund
Geographic Asset Allocation
As of November 30, 1995

                                            Percent of
Country                                     Net Assets
United States                                 25.6%
United Kingdom & British Commonwealth*        22.4%
Spain                                         13.4%
Sweden                                        10.5%
Italy                                          9.4%
Denmark                                        5.2%
Germany                                        4.1%
The Netherlands                                3.7%

* Australia, New Zealand and Canada
-------------------------------------------------------------------------------
Note: 10.5% of the Fund's net assets were in cash not reflected in the chart. Cash was in U.S. dollars.

A Strong Opening Year
It has been a banner year for bonds around the world, making Global Bond Fund's inaugural year a rewarding one. It was also a year of contrasts.
         Bond markets that performed well during the first half of the year tended to lag in the second, and vice versa, especially Japan. These shifts were the result of sharp, and we believe irrational, changes in currency values during the early months of the year.
         Although the Fund underperformed Indexes such as the unmanaged Salomon Brothers World Government Bond Index through May, we more than made up the difference in the second half. The Fund benefited from having a higher weighting of Swedish bonds than the Index, as Sweden was the developed world's best performing bond market with a total return of +37% in local currency terms, according to Bloomberg Business News. Your Fund's performance was enhanced by the fact that we did not have any Japanese bonds, a market where bonds lost an average of 14% of their value during the summer and fall.
         Your Fund's performance also benefited from a strong U.S. bond market. The Merrill Lynch Corporate-Government-Mortgage Bond Index, a broad measure of U.S. bond market performance, rose +17.75% for the 12 months ended November 30. The Fund's U.S. Treasury bonds, which represented nearly one-quarter of the Fund's net assets early in the year, appreciated substantially as interest rates fell.

Outlook
We believe that countries such as Italy and Sweden - where government bond markets have high yields compared to other developed countries - could provide strong opportunities in the coming months. Although both countries have large welfare states and high government debt relative to the size of their respective gross national products (output of goods and services), these are established markets with growing economies.

Global Bond Fund places great emphasis on quality and typically selects only those bonds rated "A" or better by Standard & Poor's.

         In the U.S., the economic environment is still "bond friendly." Inflation at both the consumer and business wholesale level appears to be tame, and the prospect of a slowdown in the growth rate of the U.S. economy suggests the Federal Reserve Board could continue easing interest rates.
         However, the U.S. bond market appears to have already anticipated this. We believe there is some risk that U.S. interest rates may rise slightly and have reduced our exposure to U.S. bonds. As of November 30, the current yield on 10-year Treasuries was 5.75% and the consumer price index was rising at an annualized rate of 2.6%. Inflation trends elsewhere in the world suggest greater potential rewards outside the U.S. at these current levels. In our opinion, U.S. inflation would have to fall to about 2% a year in order for a 10-year U.S. Treasury Bond to provide a competitive return relative to many overseas markets.

Global Assets Fund

Investment Strategy
Global Assets Fund's first year in operation proved to be an auspicious start. The Fund provided a strong total return that reflected its ability to participate in the dynamic U.S. stock and bond markets of fiscal 1995 while maintaining the majority of its assets in selected international stock and bond markets, as shown in the chart below.

-------------------------------------------------------------------------------
Global Assets Fund
Asset Mix as of November 30, 1995

Foreign Stocks              31%
Global Bonds                24%
U.S. Stocks                 18%
U.S. Cash                   14%
U.S. High-Yield Bonds       13%
-------------------------------------------------------------------------------

         In building an investment strategy, the Fund's management sought to take advantage of the opportunities to increase return potential and reduce risk that can result from combining asset classes that may have different performance cycles. At all times our objective is to keep the Fund broadly diversified.
         We use an income-oriented approach to evaluate stocks and bonds across all markets. This enables us to compare stocks to bonds within a country as well as across countries, all using a consistent yardstick. We take inflation into account when we evaluate both US. and foreign stocks and bonds. From all of this we evaluate what countries and what asset classes offer the most attractive risk/reward profile.

We use an income-oriented approach to evaluate stocks and bonds across all markets. This enables us to compare stocks and bonds of different countries with a consistent yardstick.

An Auspicious Start
* Foreign Stocks
Non-U.S. stock holdings represented the largest share of the Fund's net assets, as shown in the chart on page 5. Using the same strategy as the International Equity Fund (see page 2), Global Assets Fund had a high concentration of consumer growth and cyclical stocks in Europe, particularly in the United Kingdom. We had a relatively small holding of Japanese stocks, primarily technology companies whose earnings were driven by exports.

* U.S. Stocks
We focus on stocks that have strong potential to increase dividends and have been emphasizing consumer growth companies in industries such as tobacco, food processing and household products.
         Many of our selections derive a substantial portion of earnings from sales overseas and generally benefited from the falling value of the U.S. dollar.
         The strong performance of large-cap U.S. stocks contributed significantly to the Fund's total return in 1995. As selected U.S. stocks, especially financial stocks, have met our price targets, we have reduced our concentration in U.S. equities to 17.9% of net assets as of November 30, from more than 22% earlier in the year.

* Global Bonds
At year's end, the Fund's holdings included high-quality foreign government and corporate bonds. Early in the year, we had a substantial holding of U.S. government bonds, which we sold after interest rates declined sharply, thereby garnering a nice gain. Global Assets had no Japanese bonds which we believe are overvalued and will continue to avoid. In the coming months, we believe that Europe will offer the best bond values.

* High-Yield U.S. Bonds
Managed with a focus on income and relative quality, the Fund's high-yield bond component provided a robust total return during the year, contributing to strong overall performance. We believe that including these high-yielding, higher risk corporate bonds will contribute to Global Assets' current income potential.
         During the past year, the Fund's management focused on the highest tier (bonds rated BB) within the yield market. Bond issuers in this tier have benefited from falling interest rates and generally made timely interest payments. Lower rated bonds, those rated CCC and B, have not enjoyed much price appreciation in recent months, apparently due to fear that the companies issuing these bonds will be adversely effected by a slowing U.S. economy. Early in the fiscal year, CCC-rated bonds had outperformed other high-yield bonds, but this changed during the summer as the U.S. economy continued to soften.

Outlook
We have reduced Global AssetsFund's total concentration in the U.S. stock and bond markets from 35% of net assets as of May 31 to 30.7% as of November 30. We believe that the magnitude of the price increases that U.S. stocks and bonds enjoyed in 1995 is unlikely to be duplicated in the immediate future.
         In the U.S. high-yield bond market, we expect to continue to emphasize only the better quality non-investment grade bonds and generally avoid very cyclical companies such as paper and packaging concerns.
         Although the U.S. economy appears to be slowing, we are optimistic about Europe. Western Europe is enjoying strong economic growth, even though France faces political obstacles. We believe many European businesses are poised to surprise securities markets with better-than-expected earnings, and currently more than half of the Fund's stock and bond holdings are those of companies and governments located there.
         Although a year is far too short a period to judge performance, we are pleased with Global Assets Fund's 1995 results, and we believe the combination of diverse asset classes can make the Fund an attractive choice for investors who want to participate in investment opportunities around the world.

/s/ Clive A. Gillmore                  /s/ George H. Burwell
-------------------------------------  -----------------------------------------
Clive A. Gillmore                      George H. Burwell
Delaware International Advisers Ltd.   Delaware Management Company, Inc.
International Equity Fund              Global Assets Fund, U.S. Stocks
Global Assets Fund, Asset Allocation
 and International Equities



/s/ Ian G. Sims                        /s/ Paul A. Matlack
------------------------------------   -----------------------------------------
Ian G. Sims                            Paul A. Matlack
Delaware International Advisers Ltd.   Delaware Management Company, Inc.
Global Bond Fund                       Global Assets Fund, U.S. High Yield Bonds
Global Assets Fund, Global Bonds

FUND
-------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------

International Equity Fund's
Lifetime Performance

An investor who bought $10,000 worth of International Equity Fund A Class shares on October 31, 1991, and reinvested all capital gains and dividends would have had holdings worth $13,207 as of November 30, 1995, assuming the payment of a sales charge of 5.75%. As you can see, the Fund has generally kept pace with the unmanaged Morgan Stanley Europe Australia and Far East
(EAFE) Index since the Fund began operating in 1991. The Index is a hypothetical portfolio of stocks whose performance is measured in U.S. dollars. It does not reflect the "real world" costs of managing a mutual fund, which in the case of international funds may involve currency transactions.

                     International Equity Fund Performance
                     Total Return through November 30, 1995

    Class A (Est. 1991)                            Class B (Est. 1994)
Average Annual Total Returns                 Average Annual Total Returns

                  Sales Charge          Lifetime
                 --------------          -0.26%        Excluding Sales Charge
                 5.75%    4.75%          -3.32%        Including Sales Charge
                 -----    -----
Lifetime        +7.05%   +7.32%         One Year
One Year        +1.93%   +3.07%          +7.46%        Excluding Sales Charge
                                         +3.46%        Including Sales Charge

Chart assumes $10,000 invested on October 31, 1991, and includes the effect of the 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of International Equity Fund will vary due to differing charges and expenses.

                International Equity Fund's Lifetime Performance

Growth of a $10,000 Investment,
Total Return as of November 30, 1995

===============================================================================
                           10/91       12/92       12/93       12/94      11/95
-------------------------------------------------------------------------------
Morgan Stanley
Europe Australia and
 Far East Index          $10,031      $8,843      $11,756     $12,703   $13,619
-------------------------------------------------------------------------------
International Equity
 Fund A Class            $ 9,425      $9,390      $12,038     $12,236   $13,207
===============================================================================
The front-end sales charge on A Class was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $13,345 as of November 30, 1995, assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

Please refer to the notes below when reviewing the performance of International Equity Fund on the previous page and Global Bond Fund and Global Assets Fund on pages 10 and 11. Return and share value of International Equity Fund, Global Bond Fund and Global Assets Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Class A returns for International Equity Fund, Global Assets Fund and Global Bond Fund reflect the reinvestment of all distributions and a 12b-1 fee. Returns for International Equity Fund and Global Assets Fund show the effect of both the 5.75% maximum front-end sales charge and the 4.75% sales charge which became effective on November 29, 1995. Class A returns for Global Bond Fund show the front-end sales charge of 4.75%.

Class B performance for International Equity Fund, Global Assets Fund and Global Bond Fund reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed.

The average annual total returns for International Equity Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +8.83%, and +8.46%, respectively, for the lifetime and one-year periods ended November 30, 1995. The Institutional Class was initially made available on November 9, 1992. Performance prior to this date is based on Class A performance, adjusted to eliminate sale charges, but not the asset-based distribution charge.

As of December 1,1995, the Fund also offers Class C shares for International Equity Fund, Global Bond Fund and Global Assets Fund, which have a 1% annual distribution and service fee. A 1% contingent deferred sales charge applies to shares if redeemed within 12 months. Performance of these shares may differ from the performance of A and B class shares.

Global Bond Fund's
Lifetime Performance

Global Bond Fund had the good fortune to begin operating just as the U.S. bond market and several markets overseas began a year of very strong performance.
         The Fund's A Class shares generally kept pace with a benchmark, the unmanaged Salomon Brothers World Government Bond Index, through November 30.
         While investing in government bonds overseas presents additional risks, we believe the Fund's performance illustrates the potential advantages of an income-oriented investment with a global focus. Interest rates in some countries may be higher than U.S. rates, providing opportunities to generate additional income.

Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Bond Fund will vary due to differing charges and expenses.

-------------------------------------------------------------------------------
Global Bond Fund's Lifetime Performance
Growth of a $10,000 Investment,
Total Return as of November 30, 1995

===============================================================================
        Global Bond Fund A Class   Salomon Brothers World Government Bond Index
-------------------------------------------------------------------------------
12/94        $ 9,521                             $10,000
1/95           9,569                              10,210
2/95           9,740                              10,471
3/95           9,769                              11,093
4/95          10,001                              11,299
5/95          10,330                              11,616
6/95          10,330                              11,685
7/95          10,535                              11,713
8/95          10,673                              11,310
9/95          10,932                              11,562
10/95         11,151                              11,649
11/95         11,314                              11,780
-------------------------------------------------------------------------------

                          Global Bond Fund Performance
                     Total Return through November 30, 1995

Class A (Est. Dec. 27, 1994)              Class B (Est. Dec. 27, 1994)
Average Annual Total Returns             Average Annual Total Returns

Lifetime            +13.14%              Lifetime
                                         +18.23%       Excluding Sales Charge
                                         +14.23%       Including Sales Charge

A voluntary expense limitation of 0.95%, exclusive of 12b-1 fees, is in effect for Global Bond Fund. Return and share value for Global Bond Fund and Global Assets Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

See page 9 for important additional information and page 11 for Institutional Class performance. Returns for Global Bond Fund Class A include the effect of the 4.75% front-end sales charge, reinvestment of all distributions and a 12b-1 fee.

Global Assets Fund's
Lifetime Performance

As you can see, Global Assets Fund kept pace with two benchmarks during its first year of operation - the Morgan Stanley World Index and the Salomon Brothers World Government Bond Index.
         The Morgan Stanley World Index includes the performance of U.S. stocks, while the Salomon Brothers World Government Bond Index includes U.S.bonds.

Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Global Assets Fund will vary due to differing charges and expenses.

-------------------------------------------------------------------------------
           Morgan Stanley        Salomon Brothers World       Global Assets
           World Index           Government Bond Index        Fund A Class
===============================================================================
12/94       $10,000                    $10,000                  $ 9,425
1/95          9,852                     10,210                    9,378
2/95          9,998                     10,471                    9,717
3/95         10,481                     11,093                   10,075
4/95         10,849                     11,299                   10,294
5/95         10,943                     11,616                   10,541
6/95         10,942                     11,685                   10,693
7/95         11,491                     11,713                   11,133
8/95         11,237                     11,310                   11,056
9/95         11,566                     11,562                   11,305
10/95        11,386                     11,649                   11,305
11/95        11,783                     11,780                   11,449
-------------------------------------------------------------------------------
The front-end sales charge on Global Assets Fund A Class was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $11,569 as of November 30, 1995, assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

                         Global Assets Fund Performance
                     Total Return through November 30, 1995

Class A (Est. Dec. 27, 1994)           Class B (Est. Dec. 27, 1994)
Average Annual Total Returns           Average Annual Total Returns

                 Sales Charge          Lifetime
                --------------         +20.73%        Excluding Sales Charge
               5.75%       4.75%       +16.73%        Including Sales Charge
               -----       -----
Lifetime     +14.49%     +15.69%

See page 9 for important additional information. A voluntary expense limitation of 0.95%, exclusive of 12b-1 fees, is in effect for Global Assets Fund.

Institutional Class total lifetime returns as of November 30, 1995, were +19.21% for Global Bond Fund and +21.88% for Global Assets Fund. The Institutional Class of both Funds is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Figures are not annualized and are based on the inception date of December 27, 1994.

                  A Look at Long-Term World Market Performance

Investing overseas entails special risks that tend not to affect U.S. stocks and bonds. These include currency fluctuations, political changes and different accounting standards. However, foreign markets can provide substantial rewards, and ignoring international investing also entails a certain amount of risk.
         During the past 25 years, the market capitalization of businesses around the world has been growing at a much faster pace than that of U.S. companies. In 1970, the stocks of American-based businesses made up two-thirds of the value of all the publicly-traded companies in the world. Now, nearly two-thirds of the world's equity value is in foreign companies, according to Morgan Stanley.
         While there may be years like 1995 when the U.S. stock market's performance ranks among the world's top performers, world markets have historically moved in cycles. No market can be at the top year after year. In fact, before this year's U.S. stock market boom, our country's equity market ranked 19th out of 20 major world markets, based on total return during the past decade. At the same time, the U.S. bond market's performance until 1995 had been below the average of the world's bond markets, based on the 10-year total return of the Salomon Brothers World Government Bond Index.

-------------------------------------------------------------------------------
                 Long-Term Performance of World Equity Markets
        Top Performing Markets for the 10 years ended November 30, 1995
          (With dividends reinvested, return measured in U.S. dollars)




                       Total Average                            Total Average
Market                 Annual Return        Market              Annual Return
Hong Kong                +23.76%            Spain                   +17.76%
Sweden                   +20.65%            Switzerland             +17.74%
Belgium                  +20.21%            France                  +15.91%
Netherlands              +19.39%            S&P 500 Index (U.S.)    +15.21%
Singapore/Malaysia       +17.82%            Australia               +15.18%

Note: Performance information based on Morgan Stanley Inc. Indexes for each respective foreign market.
-------------------------------------------------------------------------------
Though the future can't be predicted, the history of the past century suggests that world economic stability is a relatively new development. Political, social and trade barriers continue to gradually break down. We believe this presents a world of opportunities for long-term investors as we enter a new millennium.

Financial
=========================================================================
Statements
=========================================================================

Delaware Group
Global & International Funds, Inc. -
International Equity Series
Statement of Net Assets
November 30, 1995
                                                                Market
                                                   Number       Value
                                                 of Shares     (U.S. $)

 COMMON STOCK - 91.42%
 Australia - 9.24%
 CSR Limited. . . . . . . . . . . . . . . . . .    597,874    $1,915,864
 National Australia Bank. .                        362,973     3,168,255
 Pacific Dunlop. . . . . . . . . . .  . . . . .    864,192     2,068,920
                                                              ----------
                                                               7,153,039
                                                              ----------
 Belgium - 6.31%
 Cimenterics CBR Cementbedrij                        2,840     1,114,382
*Cimenterics CBR Cementbedrij Put Warrants           2,840        23,914
 Electrabel NPV. . . . . . . . . . . . . . . . .    10,490     2,391,960
 G.I.B. Holdings . . . . . . . . . . . . . . . .    33,800     1,336,517
 G.I.B. Holdings-VVPR. . . . . . . . . . . . . .       380        14,847
                                                              ----------
                                                               4,881,620
                                                              ----------
 Canada - 2.07%
 BC Telecom. . . . . . . . . . . . . . . . . . .    91,250     1,604,384
                                                              ----------
                                                               1,604,384
                                                              ----------
 France - 7.06%
 Alcatel Alsthom. . . . . . . . . . . . . . . .     11,367       949,171
 Campagnie de Saint Gobain                          20,025     2,316,377
 Elf Aquitaine. . . . . . . . . . . . . . . . .     31,376     2,200,951
                                                              ----------
                                                               5,466,499
                                                              ----------
 Germany - 6.07%
 Bayer AG. . . . . . . . . . . . . . . . . . .       8,009     2,083,714
 Continental AG. . . . . . . . . . . . . . . .      54,500       795,703
 Siemens AG. . . . . . . . . . . . . . . . . .       3,490     1,815,998
                                                              ----------
                                                               4,695,415
                                                              ----------
 Hong Kong - 2.86%
 Hong Kong Electric. . . . . . . . . . . . . .     237,000       795,096
 Wharf (Holdings) Limited.                         424,000     1,416,969
                                                              ----------
                                                               2,212,065
                                                              ----------
 Indonesia - 1.64%
 PT Bank Dagang Nasional. .                      1,137,500       946,464
 PT Semen Gresik. . . . . . . . . . . . . . .      130,000       318,809
                                                              ----------
                                                               1,265,273
                                                              ----------
 Japan - 13.30%
 Amano. . . . . . . . . . . . . . . . . . . .      165,000     2,080,173
 Canon Electronics. . . . . . . .                   96,000     1,692,505
 Eisai. . . . . . . . . . . . . . . . . . . .      108,000     1,904,068

                                                                Market
                                                   Number       Value
                                                 of Shares     (U.S. $)

 COMMON STOCK (Continued)
 Japan (Continued)
 Kinki Coca-Cola Bottling Y50                      111,000   $ 1,399,389
 Matsushita Electric. . . . . . . . . . . . .      130,000     1,933,419
 Senko. . . . . . . . . . . . . . . . . . . .      222,000     1,279,129
                                                             -----------
                                                              10,288,683
                                                             -----------
 Malaysia - 2.15%
 Oriental Holdings Berhad.                         173,000       811,790
 Sime Darby Berhad. . . . . . . . . . . . . .      330,000       852,326
                                                             -----------
                                                               1,664,116
                                                             -----------
 Netherlands - 6.29%
 Elsevier-CVA. . . . . . . . . . . . . . . . .      84,000     1,147,626
 Koninklijke Van Ommeren . . . . . . . . . . .      36,000     1,037,092
 Royal Dutch Petroleum . . . . . . . . . . . .       9,820     1,264,531
 Unilever NV-CVA . . . . . . . . . . . . . . .      10,730     1,419,523
                                                             -----------
                                                               4,868,772
                                                             -----------
 New Zealand - 2.64%
 Carter Holt Harvey Limited . . . . . . . . .      277,300       584,838
 Telecom Corp. of New Zealand . . . . . . . .      348,920     1,460,383
                                                             -----------
                                                               2,045,221
                                                             -----------
 Philippines - 0.79%
 Philippine Long Distance Telephone
 Company ADR . . . . . . . . . . . . . . . . .      10,900       609,037
                                                             -----------
                                                                 609,037
                                                             -----------
 Singapore - 1.17%
 Jardine Matheson Holdings Limited . . . . . .     149,800       906,290
                                                             -----------
                                                                 906,290
                                                             -----------
 Spain - 3.18%
 Banco Central Hispanoamer SA . . . . . . . . .     23,452       481,335
 Telefonica de Espana . . . . . . . . . . . . .    143,500     1,982,930
                                                             -----------
                                                               2,464,265
                                                             -----------
 United Kingdom - 26.65%
 Bass plc . . . . . . . . . . . . . . . . . . .    200,000     2,110,737
 Blue Circle Industries . . . . . . . . . . . .    347,000     1,730,223
 British Airways plc  . . . . . . . . . . . . .    250,000     1,758,948
 British Gas plc. . . . . . . . . . . . . . . .    515,000     1,918,056
 Cable & Wireless plc . . . . . . . . . . . . .    275,000     1,909,605
 Dawson International plc.                         647,500     1,119,111
 GKN plc. . . . . . . . . . . . . . . . . . . .    152,900     1,884,940
 Great Universal Stores. . .                       178,200     1,678,972
 RTZ. . . . . . . . . . . . . . . . . . . . . .    118,700     1,702,976
 Sears plc. . . . . . . . . . . . . . . . . . .    880,350     1,346,513
 Taylor Woodrow plc. . . . . . .                   900,825     1,550,058
 Unigate. . . . . . . . . . . . . . . . . . . .    300,000     1,913,429
                                                             -----------
                                                              20,623,568
                                                             -----------
 Total Common Stock
    (cost $67,502,286) . . . . . . . . . . . .                70,748,247
                                                             -----------

International Equity Series
Statement of Net Assets (Continued)
                                                              Market
                                               Principal      Value
                                                Amount**     (U.S.$)

 BONDS - 2.42%
 Spanish Government 8.20% 2/28/2009  . . .   Sp276,000,000  $ 1,869,913
                                                            -----------
 Total Bonds (cost $1,779,194) . . . . . .                    1,869,913
                                                            -----------

 REPURCHASE AGREEMENTS - 4.77%
 With Chase Manhattan Bank 5.875%
  12/1/95 (dated 11/30/95,
  collateralized by $3,598,000 U.S.
  Treasury Notes 8.5% due 5/15/97
  market value $3,764,864) . . . . . . . .      $3,690,000    3,690,000
                                                            -----------
 Total Repurchase Agreement
   (cost $3,690,000) . . . . . . . . . . .                    3,690,000
                                                            -----------

 TOTAL MARKET VALUE OF SECURITIES - 98.61%
 (cost $72,971,480). . . . . . . . . . . . . . . . . .       76,308,160
  RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.39% . . . . . . . . . . . . .        1,078,790
                                                            -----------
 NET ASSETS APPLICABLE TO 6,346,888.623
  SHARES ($.01 PAR VALUE
  OUTSTANDING) - 100%  . . . . . . . . . . . . . . . .      $77,386,950
                                                            ===========

 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES A CLASS ($62,251,378 / 5,107,965 SHARES). . .           $12.19
                                                                 ======
 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES B CLASS ($3,470,671 / 286,237 SHARES) . . . .           $12.13
                                                                 ======
 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES C CLASS ($5,028 / 412.623 SHARES) . . . . . .           $12.19
                                                                 ======
 NET ASSET VALUE - INTERNATIONAL EQUITY SERIES
  INSTITUTIONAL CLASS ($11,659,873 / 952,274 SHARES) .           $12.24
                                                                 ======

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
 Common stock $.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the International Equity Series A Class,
  25,000,000 shares allocated to the International
  Equity Series B Class, 25,000,000 shares allocated
  to the International Equity Series C Class and
  50,000,000 shares allocated to the
 International Equity Series Institutional Class . . . .     72,026,700
 Accumulated undistributed income:
  Net investment income*** . . . . . . . . . . . . . . .      1,004,623
  Net realized gain on investments***.                          928,156
  Net unrealized appreciation on investments
   and foreign currencies. . . . . . . . . . . . . . . .      3,427,471
                                                            -----------
 Total net assets. . . . . . . . . . . . . . . . . . . .    $77,386,950
                                                            ===========
------------------
  *Non-income producing security for the year ended November 30, 1995. **Principal amount is stated in the currency in which each bond is denominated.
***Accumulated net investment income includes net realized gains on foreign currencies. During the current fiscal year, the Fund reclassified $317,878 from accumulated net realized gain on investments to accumulated net investment income.
Sp - Spanish Peseta

                               See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Global Assets Series
Statement of Net Assets
November 30, 1995

                                                               Market
                                                   Number       Value
                                                 of Shares     (U.S. $)
  COMMON STOCK - 48.54%
  Australia - 2.99%
  CSR Limited. . . . . . . . . . . . . . .          23,150    $ 74,183
  National Australia Bank  . . . . . . . .           8,467      73,905
  Pacific Dunlop . . . . . . . . . . . . .          12,175      29,148
                                                              --------
                                                               177,236
                                                              --------
  Belgium -1.65%
  Electrabel NPV . . . . . . . . . . . . .             300      68,407
  G.I.B. Holdings. . . . . . . . . . . . .             750      29,656
                                                              --------
                                                                98,063
                                                              --------
  Canada - 0.81%
  BC Telecom . . . . . . . . . . . . . . .           2,715      47,736
                                                              --------
                                                                47,736
                                                              --------
  France - 2.18%
  Campagnie de Saint Gobain                            584     67,554
  Elf Aquitaine. . . . . . . . . . . . . .             876     61,449
                                                             --------
                                                              129,003
                                                             --------
  Germany - 1.86%
  Bayer AG. . . . . . . . . . . . . . . . .            160     41,627
  RWE AG. . . . . . . . . . . . . . . . . .             75     27,142
  Siemens AG. . . . . . . . . . . . . . . .             80     41,627
                                                             --------
                                                              110,396
                                                             --------
  Hong Kong - 0.93%
  Hong Kong Electric . . . . . . . . . . .          10,500     35,226
  Wharf (Holdings) Limited.                          6,000     20,051
                                                             --------
                                                               55,277
                                                             --------
  Indonesia - 0.45%
  PT Bank Dagang Nasional . . . . . . . .           32,000     26,626
                                                             --------
                                                               26,626
                                                             --------
  Japan - 4.31%
  Canon Electronics . . . . . . . . . . .            2,000     35,261
  Chiyoda Fire and Marine Y50                        3,000     16,665
  Eisai Co. Limited . . . . . . . . . . .            2,000     35,261
  Hitachi Limited . . . . . . . . . . . .            8,000     81,158
  Matsushita Electric . . . . . . . . . .            2,000     29,745
  Yokohama Reito  . . . . . . . . . . . .            5,000     57,618
                                                             --------
                                                              255,708
                                                             --------
  Malaysia - 0.36%
  Sime Darby Berhad . . . . . . . . . . .            8,300     21,437
                                                             --------
                                                               21,437
                                                             --------
  Netherlands - 2.22%
  Elsevier-CVA . . . . . . . . . . . . . .           4,000     54,649
  Koninklijke Van Ommeren. . . . . . . . .           1,515     43,644
  Royal Dutch Petroleum. . . . . . . . . .             260     33,480
                                                             --------
                                                              131,773
                                                             --------
14

Global Assets Series
Statement of Net Assets (Continued)

                                                              Market
                                                   Number     Value
                                                 of Shares   (U.S. $)

  COMMON STOCK (Continued)
  New Zealand - 1.45%
  Carter Holt Harvey Limited . . . . . . . .        10,800   $ 22,778
  Telecom Corp. of New Zealand . . . . . . .        15,100     63,200
                                                             --------
                                                               85,978
                                                             --------
  Philippines - 0.42%
  Philippine Long Distance Telephone
  Company ADR . . . . . . . . . . . . . . .            450     25,144
                                                             --------
                                                               25,144
                                                             --------
  Singapore - 0.49%
  Jardine Matheson Holdings Limited . . . .          4,800     29,040
                                                             --------
                                                               29,040
                                                             --------
  Spain - 1.41%
  Banco Central Hispanoamer SA. . . . . . .          1,535     31,505
  Telefonica de Espana. . . . . . . . . . .          3,775     52,164
                                                             --------
                                                               83,669
                                                             --------
  United Kingdom - 9.14%
  Bass plc. . . . . . . . . . . . . . . . .          6,300     66,488
  Blue Circle Industries. . . . . . . . . .         12,900     64,322
  British Airways plc . . . . . . . . . . .          8,600     60,508
  British Gas plc . . . . . . . . . . . . .          8,000     29,795
  Dalgety plc . . . . . . . . . . . . . . .         10,200     60,688
  Dawson International plc. . . . . . . . .         15,900     27,481
  GKN plc . . . . . . . . . . . . . . . . .          4,800     59,174
  RTZ . . . . . . . . . . . . . . . . . . .          5,150     73,887
  Sears plc . . . . . . . . . . . . . . . .         22,000     33,649
  Taylor Woodrow plc. . . . . . . . . . . .         38,600     66,419
                                                             --------
                                                              542,411
                                                             --------
  United States - 17.87%
  Abbott Laboratories . . . . . . . . . . .            400     16,250
  Air Products & Chemicals. . . . . . . . .            300     16,650
  Allied-Signal . . . . . . . . . . . . . .            600     28,350
  ALLTEL  . . . . . . . . . . . . . . . . .            500     14,750
  American Greetings Class A  . . . . . . .          1,000     27,313
  American Stores . . . . . . . . . . . . .            900     23,625
  Bank of New York. . . . . . . . . . . . .            600     28,275
  Banta . . . . . . . . . . . . . . . . . .            500     21,750
  Chubb . . . . . . . . . . . . . . . . . .            200     19,450
  CMS Energy  . . . . . . . . . . . . . . .          1,000     27,250
  ConAgra . . . . . . . . . . . . . . . . .          1,100     43,863
  Danaher . . . . . . . . . . . . . . . . .          1,000     30,750
  Developers Diversified Realty . . . . . .          1,000     28,250
  Diebold . . . . . . . . . . . . . . . . .            200     11,475
  Equitable of Iowa . . . . . . . . . . . .            400     14,000
  Exxon . . . . . . . . . . . . . . . . . .            200     15,475
  Federal Home Loan . . . . . . . . . . . .            200     15,400
  Foster Wheeler  . . . . . . . . . . . . .            600     23,700
  GenCorp . . . . . . . . . . . . . . . . .          1,100     12,925
  General Electric  . . . . . . . . . . . .            300     20,175
  General Motors Class H  . . . . . . . . .            500     23,750
  Illinova  . . . . . . . . . . . . . . . .            800     22,700
  Imperial Oil Limited  . . . . . . . . . .            400     13,950
  Kerr-McGee  . . . . . . . . . . . . . . .            400     23,150

                                                              Market
                                                   Number     Value
                                                 of Shares   (U.S. $)

  COMMON STOCK (Continued)
  United States (Continued)
  Lockheed Martin. . . . . . . . . . . . . .           300    $22,013
  Loctite. . . . . . . . . . . . . . . . . .           500     24,438
  MBNA . . . . . . . . . . . . . . . . . . .           300     12,113
  May Department Stores. . . . . . . . . . .           300     13,088
  Nationwide Health Properties . . . . . . .           800     31,800
  Philip Morris. . . . . . . . . . . . . . .           500     43,875
  Praxair. . . . . . . . . . . . . . . . . .         1,000     29,125
  Procter & Gamble . . . . . . . . . . . . .           400     34,550
  RJR Nabisco Holdings . . . . . . . . . . .           700     20,388
  Reynolds & Reynolds Class A  . . . . . . .           800     30,500
  Rite Aid . . . . . . . . . . . . . . . . .           800     25,000
  Rockwell International . . . . . . . . . .           500     24,500
  Sbarro . . . . . . . . . . . . . . . . . .           600     13,425
  Schering-Plough. . . . . . . . . . . . . .           400     22,950
  Service International. . . . . . . . . . .           600     24,375
  SmithKline Beecham PLC ADR Unit                      400     21,300
  Sonat. . . . . . . . . . . . . . . . . . .           600     19,350
  Teleflex . . . . . . . . . . . . . . . . .           500     22,188
  Tyco International . . . . . . . . . . . .         1,200     37,650
  United Healthcare  . . . . . . . . . . . .           500     31,438
  WMX Technologies . . . . . . . . . . . . .         1,100     32,450
                                                            ---------
                                                            1,059,742
                                                            ---------
  Total Common Stock (cost $2,774,832  . . .                2,879,239
                                                            ---------

                                                  Principal
                                                   Amount*
  BONDS - 36.60%
  Australia - 1.65%
  Bank of Austria 10.875% 11/17/2004 . . . .      A$60,000     49,963
  DSL Finance 10.25% 04/07/2000  . . . . . .        60,000     48,067
                                                            ---------
                                                               98,030
                                                            ---------
  Denmark - 3.00%
  Kingdom of Denmark
   9.00% 11/15/2000  . . . . . . . . . . . .     Dk900,000    177,619
                                                            ---------
                                                              177,619
                                                            ---------
  Germany - 3.98%
  Bundesrepublik Deutschland
   8.375% 05/21/2001 . . . . . . . . . . . .    Dem300,000    236,064
                                                            ---------
                                                              236,064
                                                            ---------
  Italy - 3.35%
  Eurofima 7.700% 02/02/2004 . . . . . . .  Itl180,000,000     93,054
  Italian Government
   9.1875% 07/15/2000  . . . . . . . . . .     150,000,000     92,496
  Italian Government
   12.00% 01/01/2003 . . . . . . . . . . .      20,000,000     13,029
                                                            ---------
                                                              198,579
                                                            ---------
  New Zealand - 3.41%
  Government of New Zealand
   6.50% 02/15/2000  . . . . . . . . . . .      NZ$210,000    133,898
  Government of New Zealand
   8.00% 02/15/2001  . . . . . . . . . . .          50,000     33,888

Global Assets Series
Statement of Net Assets (Continued)

                                                              Market
                                                Principal     Value
                                                  Amount     (U.S. $)

  BONDS (Continued)
  New Zealand (Continued)
  Government of New Zealand
   8.00% 04/15/2004. . . . . . . . . . . . .     NZ$50,000   $ 34,665
                                                            ---------
                                                              202,451
                                                            ---------
  Spain - 5.17%
  Spanish Government
   12.25% 03/25/2000. . . . . . . . . . . . . Sp22,000,000    192,148
  Spanish Government
   10.30% 06/15/2002  . . . . . . . . . . . .    2,000,000     16,260
  Spanish Government
   10.50% 10/30/2003. . . . . . . . . . . . .   12,000,000     98,224
                                                           ----------
                                                              306,632
                                                           ----------
  Sweden - 2.60%
  Swedish Government
   10.25% 05/05/2000. . . . . . . . . . . . .    Sk200,000     32,382
  Swedish Government
   13.00% 06/15/2001. . . . . . . . . . . . .      500,000     90,790
  Swedish Government
   9.00% 04/20/2009 . . . . . . . . . . . . .      200,000     30,910
                                                           ----------
                                                              154,082
                                                           ----------
  United Kingdom - 0.63%
  Ontario Province 6.875% 09/15/2000  . . . .    Gpb25,000     37,282
                                                           ----------
                                                               37,282
                                                           ----------
  United States - 12.81%
  Abbey Healthcare Group
   9.500% 11/01/2002  . . . . . . . . . . . .      $25,000     26,563
  ADT Operations 9.25% 08/01/2003 . . . . . .       25,000     26,625
  AK Steel 10.75% 04/01/2004  . . . . . . . .       25,000     27,563
  Alliant Techsystems
   11.75% 03/01/2003  . . . . . . . . . . . .       25,000     27,438
  American General
   12.875% 05/01/2002 . . . . . . . . . . . .       25,000     24,938
  American Standard
   10.875% 05/15/1999 . . . . . . . . . . . .       25,000     27,500
  Bell & Howell 9.2500% 07/15/2000. . . . . .       25,000     25,656
  Century Communications
   9.75% 02/15/2002 . . . . . . . . . . . . .       25,000     25,875
  Continental Cablevision
   11.00% 06/01/2007  . . . . . . . . . . . .       25,000     27,813
  Cott 9.375% 07/01/2005  . . . . . . . . . .       25,000     24,750
  Exide 10.75% 12/15/2002 . . . . . . . . . .       25,000     26,969
  Ferrellgas LP/Finance
   10.00% 08/01/2001. . . . . . . . . . . . .       15,000     15,769
**Graphic Controls
   12.00% 09/15/2005. . . . . . . . . . . . .       25,000     25,531
  HEALTHSOUTH Rehabilitation
   9.500% 04/01/2001. . . . . . . . . . . . .       25,000     26,656
  Huntsman 10.625% 04/15/2001                       25,000     27,281
  Jones Intercable
   9.625% 03/15/2002. . . . . . . . . . . . .       25,000     26,750
  K-III Communications
   10.625% 05/01/2002 . . . . . . . . . . . .       25,000     26,500

                                                              Market
                                              Principal       Value
                                              Amount**       (U.S. $)

  BONDS (Continued)
  United States (Continued)
  Louis Dreyfus Natural Gas
   9.25% 06/15/2004. . . . . . . . . . . . .  $25,000     $ 26,156
  Mark IV Industries
   8.75% 04/01/2003. . . . . . . . . . . . .   25,000       26,000
  Metrocall 10.375% 10/01/2007 . . . . . . .   25,000       25,906
  MGM Grand Hotels
   12.00% 05/01/2002 . . . . . . . . . . . .   25,000       27,531
  NL Industries 11.75% 10/15/2003. . . . . .   25,000       26,719
  Owens-Illinois 11.00% 12/01/2003 . . . . .   25,000       27,938
  Rogers Cablesystems
   9.625% 08/01/2002 . . . . . . . . . . . .   25,000       25,875
  Sherritt Gordon 9.75% 04/01/2003 . . . . .   25,000       25,500
  TCI Communications
   8.75% 08/01/2015. . . . . . . . . . . . .   25,000       26,969
  Tenet Healthcare
   10.125% 03/01/2005. . . . . . . . . . . .   25,000       27,219
  Viacom International
   10.25% 09/15/2001 . . . . . . . . . . . .   25,000       28,031
  Westinghouse Air Brakes
   9.375% 06/15/2005 . . . . . . . . . . . .   25,000       25,813
                                                         ---------
                                                           759,834
                                                         ---------
  Total Bonds (cost $2,102,925)                          2,170,573
                                                         ---------

  Repurchase Agreements - 17.11%
  With Chase Manhattan Bank 5.875%
   12/1/95 (dated 11/30/95,
   collateralized by $990,000 U.S.
   Treasury Notes 8.6% due 5/15/97
   market value $1,035,593)  . . . . . . .  1,015,000    1,015,000
                                                         ---------
  Total Repurchase Agreements
   (cost $1,015,000) . . . . . . . . . . .               1,015,000
                                                         ---------

  TOTAL MARKET VALUE OF SECURITIES - 102.25%
   (cost $5,892,757) . . . . . . . . . . .              $6,064,812
  LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (2.25%). . . . . . . . .                (133,575)
                                                       -----------
  NET ASSETS APPLICABLE TO 498,150 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100%                  $5,931,237
                                                       ===========
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   A CLASS ($3,121,592 / 262,413 shares)  .                 $11.90
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   B CLASS ($613,547 / 51,632 shares) . . .                 $11.88
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   C CLASS ($5,031 / 423 shares). . . . . .                 $11.89
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   INSTITUTIONAL CLASS
   ($2,191,067 / 183,682 shares). . . . . .                 $11.93
                                                            ======
16

  Global Assets Series
  Statement of Net Assets (Continued)
                                                                      Market
                                                                      Value
                                                                     (U.S. $)
  COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
  Common stock $.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Global Assets Series A Class,
   25,000,000 shares allocated to the Global Assets
   Series B Class, 25,000,000 shares allocated to the
   Global Assets Series C Class and 50,000,000
   shares allocated to the Global Assets Series
   Institutional Class. . . . . . . . . . . . . . . .                $5,554,575
  Accumulated undistributed income:
   Net investment income. . . . . . . . . . . . . . .                    60,410
   Net realized gain on investments. . . .                              142,396
   Net unrealized appreciation on investments and
    foreign currencies. . . . . . . . . . . . . . . .                   173,856
                                                                    -----------
Total net assets. . . . . . . . . . . . . . . . . . .                $5,931,237
                                                                     ==========
------------------

* Principal amount is stated in the currency in which each security is denominated.
** These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $25,531 or 0.43% of net assets.

         A$ - Australian Dollars        NZ$ - New Zealand Dollars
        Gbp - British Pounds             Sp - Spanish Peseta
         Dk - Danish Krone               Sk - Swedish Krona
        Dem - German Deutsche Marks       $ - U.S. Dollars
        Itl - Italian Lira

                         See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Global Bond Series
Statement of Net Assets
November 30, 1995

                                                                        Market
                                                        Principal       Value
                                                         Amount*       (U.S. $)
BONDS - 94.32%
Australia - 10.41%
Cadbury Schweppes,Australia
 8.50% 06/15/99 . . . . . . . . . . . . . . . .        A$40,000        $ 30,130
DSL Finance 10.25% 04/07/2000                            70,000          56,078
Queensland Treasury
 8.00% 08/14/2001 . . . . . . . . . . . . . . .          60,000          44,611
South Australia Government Finance
 7.25% 09/22/2003 . . . . . . . . . . . . . . .          50,000          34,689
State Electricity Commission of Victoria
 10.50% 05/27/2003. . . . . . . . . . . . . . .          40,000          32,825
                                                                    -----------
                                                                        198,333
                                                                    -----------

Global Bond Series
Statement of Net Assets (Continued)
                                                                       Market
                                                        Principal      Value
                                                         Amount*      (U.S. $)

 BONDS (Continued)
 Denmark - 5.18%
 Kingdom of Denmark
  9.00% 11/15/2000  ...........................       Dk500,000     $    98,677
                                                                    -----------
                                                                         98,677
                                                                    -----------
 Germany - 4.13%
 Bundesrepublik Deutschland
  8.375% 05/21/2001  ..........................      Dem100,000          78,688
                                                                    -----------
                                                                         78,688
                                                                    -----------
 Italy - 9.42%
 European Investment Bank
  12.75% 02/15/2000  ..........................  Itl200,000,000         133,951
 Italian Government
  12.00% 01/01/2003  ..........................      70,000,000          45,603
                                                                    -----------
                                                                        179,554
                                                                    -----------
 Netherlands - 3.74%
 Netherlands Government
  9.00% 05/15/2000  ...........................      Nlg100,000          71,278
                                                                    -----------
                                                                         71,278
                                                                    -----------
 New Zealand - 8.72%
 Government of New Zealand
  8.00% 02/15/2001  ...........................      NZ$100,000          67,777
 Government of New Zealand
  8.00% 04/15/2004  ...........................          50,000          34,665
 Government of New Zealand
  6.50% 02/15/2000  ...........................         100,000          63,761
                                                                    -----------
                                                                        166,203
                                                                    -----------
 Spain - 13.44%
 Spanish Government
  10.50% 10/30/2003  ..........................    Sp20,000,000         163,707
 Spanish Government
  10.30% 06/15/2002  ..........................       6,000,000          48,780
 Spanish Government
  12.25% 03/25/2000  ..........................       5,000,000          43,670
                                                                    -----------
                                                                        256,157
                                                                    -----------
 Sweden - 10.48%
 Swedish Government
  13.00% 06/15/2001  ..........................     Sk1,100,000         199,738
                                                                    -----------
                                                                        199,738
                                                                    -----------
 United Kingdom - 3.25%
  Ontario Province 6.875% 09/15/2000 ..........       Gbp25,000          37,282
 UK Conversion S47 Stock Gilt
  9.00% 03/03/2000  ...........................          15,000          24,692
                                                                    -----------
                                                                         61,974
                                                                    -----------
 United States - 25.55%
 U.S. Treasury Bond
  13.375% 08/15/2001  .........................        $220,000         302,771
 U.S. Treasury Note
  6.125% 07/31/2000  ..........................         180,000         184,261
                                                                    -----------
                                                                        487,032
                                                                    -----------
 Total Bonds (cost $1,729,043)                                        1,797,634
                                                                    -----------

Global Bond Series
Statement of Net Assets (Continued)
                                                                       Market
                                                        Principal      Value
                                                         Amount*      (U.S. $)

 Repurchase Agreements - 10.50%
 With Chase Manhattan Bank 5.875 %
  12/1/95 (dated 11/30/95,
  collateralized by $195,000 U.S. ................
 Treasury Notes 8.5% due 5/15/97,
  market value $204,058)  ........................  $   200,000    $   200,000
                                                                   -----------
 Total Repurchase Agreements
  (cost $200,000)  ...............................                     200,000
                                                                   -----------

 TOTAL MARKET VALUE OF SECURITIES - 104.82%
  (cost $1,929,043)  .............................                 $ 1,997,634
 LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - ( 4.82%)  ...................                     (91,789)
                                                                   -----------
 NET ASSETS APPLICABLE TO
  169,426.5 SHARES ($.01 PAR VALUE)
  OUTSTANDING - 100%  ............................                 $ 1,905,845
                                                                   ===========

 NET ASSET VALUE - GLOBAL BOND SERIES
  A CLASS ($889,477 / 79,185 SHARES)  ............                 $     11.23
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  B CLASS ($114,623 / 10,203 SHARES)  ............                 $     11.23
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  C CLASS ($5,028 / 447.5 SHARES)  ...............                 $     11.24
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  INSTITUTIONAL CLASS ($896,717 / 79,591 SHARES)..                 $     11.27
                                                                   ===========

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
 Common stock $.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the Global Bond Series A Class,
  25,000,000 shares allocated to the Global Bond
  Series B Class, 25,000,000 shares allocated to the
  Global Bond Series C Class and 50,000,000 shares
  allocated to the Global Bond Series Institutional Class            1,750,630
 Accumulated undistributed income:
  Net investment income ................................                19,338
  Net realized gain on investments .....................                66,568
  Net unrealized appreciation on investments
   and foreign currencies ..............................                69,309
                                                                   -----------
 Total net assets ......................................           $ 1,905,845
                                                                   ===========
-----------
*Principal amount is stated in the currency in which each bond is denominated.
         A$ - Australian Dollars        NZ$ - New Zealand Dollars
         C$ - Canadian Dollars           Sp - Spanish Peseta
         Dk - Danish Krone               Sk - Swedish Krona
        Dem - German Deutsche Marks     Gbp - British Pounds
        Itl - Italian Lira                $ - U.S. Dollars
        Nlg - Netherland Guilders

                             See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Statement of Assets and Liabilities
Year Ended November 30, 1995

                             International        Global            Global
                                Equity            Assets             Bond
                                Series            Series            Series
                             ------------         ------            ------
 ASSETS:
 Investments at market ....  $76,308,160        $6,064,812       $1,997,634
 Cash and foreign
  currencies ..............      443,983                --              --
 Dividends and interest
  receivable ..............      440,822            80,189           62,721
 Subscriptions receivable .      330,756           101,849           11,617
 Receivable for
  securities sold .........           --                --          452,994
  Other assets ............        4,083            86,820           86,865
                              ----------        ----------        ---------
   Total assets ...........   77,527,804         6,333,670        2,611,831
                             ===========        ==========        =========
 LIABILITIES:
 Liquidations payable .....      111,079                --               --
 Payable for securities
  purchased ...............          --            166,031          457,866
 Other accounts payable and
  accrued expenses ........       29,775           236,402          248,120
                              ----------        ----------        ---------
   Total liabilities ......      140,854           402,433          705,986
                              ----------        ----------        ---------
 TOTAL NET ASSETS ........   $77,386,950        $5,931,237       $1,905,845
                             ===========        ==========        =========

                             See accompanying notes

Delaware Group Global & International Funds, Inc.
Statement of Operations

                                                                                           Year Ended
                                                                                            11/30/95         12/27/94* to 11/30/95
                                                                                         -------------      -----------------------
                                                                                         International        Global        Global
                                                                                             Equity           Assets         Bond
                                                                                             Series           Series        Series
                                                                                             ------           ------        ------
INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 436,962         $96,007       $102,628
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2,722,693          39,301             --
                                                                                          ---------         -------       --------
                                                                                          3,159,655         135,308        102,628
                                                                                          ---------         -------       --------
EXPENSES:
Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     512,638          12,907          4,777
Dividend disbursing and transfer agent fees and expenses . . . . . .. . . . . . . . . .     426,523           3,429          1,833
Distribution expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     190,486           2,546          1,547
Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      64,853          29,226         28,867
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      53,380          21,300          9,965
Reports and statements to shareholders. . . . . . . . . . . . . . . . . . . . . . . . .      72,969          10,430         10,378
Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      39,013          15,518         15,518
Salaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17,172             543            284
Taxes (other than taxes on income). . . . . . . . . . . . . . . . . . . . . . . . . . .       9,621             170            367
Directors' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,276           4,243          4,215
Amortization of organization expenses . . . . . . . . . . . . . . . . . . . . . . . . .       3,527          63,606         63,643
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20,150           4,280          4,759
                                                                                          ---------         -------       --------
                                                                                          1,415,608         168,198        146,153
Less expenses absorbed by Delaware International Advisers Ltd.. . . . . . . . . . . . .          --         144,304        133,308
                                                                                          1,415,608          23,894         12,845
                                                                                          ---------         -------       --------
NET INVESTMENT INCOME BEFORE FOREIGN TAX WITHHELD. . . . . . . . . . . . . . . .  . . .   1,744,047         111,414         89,783
 FOREIGN TAX WITHHELD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     327,827           4,304            744
                                                                                          ---------         -------       --------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,416,220         107,110         89,039

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
 Investment transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     911,068         142,396         66,568
 Foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     392,319           4,790          6,693
                                                                                          ---------         -------       --------
  Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,303,387         147,186         73,261
  Net unrealized appreciation of investments and foreign currencies . . . . . . . . . .   2,648,697         173,856         69,309
                                                                                          ---------         -------       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES. . . . . . . . .   3,952,084         321,042        142,570
                                                                                          ---------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $5,368,304        $428,152       $231,609
                                                                                         ==========        ========       ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE - A CLASS INTERNATIONAL EQUITY
 SERIES, GLOBAL ASSETS SERIES AND GLOBAL BOND SERIES, RESPECTIVELY:
Net asset value A Class (A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $12.19          $11.90         $11.23
Sales charge (4.75% of offering price or 5.01%, 4.96% and 4.99% of amount invested per share for International Equity Series, Global Assets Series and
 Global Bond Series, respectively) (B). . . . . . . . . . . . . . . . . . . . . . . . .         .61             .59            .56
                                                                                          ---------         -------       --------
 Offering price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $12.80          $12.49         $11.79

------------------

  * Date of initial public offering.
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Global & International Fund, Inc.
Statement of Changes in Net Assets

                                                                     Year Ended                                         Year Ended
                                                                      11/30/95            12/27/94* to 11/30/95          11/30/94
                                                                     -----------        --------------------------      -----------
                                                                   International           Global           Global     International
                                                                   Equity Series       Assets Series      Bond Series  Equity Series
                                                                   -------------       -------------      -----------  -------------
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . .       $ 1,416,220          $ 107,110         $ 89,039    $ 1,076,443
Net realized gain on investments and foreign currencies. . . .         1,303,387            147,186           73,261      2,129,633
Net unrealized appreciation (depreciation) of investments and
 foreign currencies  . . . . . . . . . . . . . . . . . . . . .         2,648,697            173,856           69,309       (429,323)
                                                                     -----------         ----------       ----------    -----------
Net increase in net assets resulting from operations . . . . .         5,368,304            428,152          231,609      2,776,753
                                                                     -----------         ----------       ----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (877,255)           (11,935)         (28,103)      (790,811)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (15,484)            (1,244)          (2,188)          (491)
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .        (160,418)           (38,311)         (46,103)      (103,280)
Net realized gain from security transactions:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,121,203)                --               --       (424,858)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (29,909)                --               --             --
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .        (303,387)                --               --        (50,865)
                                                                     -----------         ----------       ----------    -----------
                                                                      (3,507,656)           (51,490)         (76,394)    (1,370,305)
                                                                     -----------         ----------       ----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31,339,753          3,199,375          824,105     53,822,589
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,885,729            613,034          110,282        682,252
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,029              5,032            5,028             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .       7,333,145          1,975,200          810,404      5,208,314
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain from security transactions:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,847,228             11,496           26,638      1,092,988
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42,926              1,244              647            463
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .         418,400             38,311           46,103        146,299
                                                                     -----------         ----------       ----------    -----------
                                                                      44,872,210          5,843,692        1,823,207     60,952,905
                                                                     -----------         ----------       ----------    -----------
Cost of shares repurchased:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (27,127,040)          (209,669)        (50,545)    (34,129,609)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (148,317)            (8,549)             --         (35,989)
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --              --              --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .      (4,043,275)          (105,899)        (57,032)     (1,852,746)
                                                                     -----------         ----------      ----------     -----------
                                                                     (31,318,632)          (324,117)       (107,577)    (36,018,344)
                                                                     -----------         ----------      ----------     -----------
Increase in net assets derived from capital share transactions .      13,553,578          5,519,575       1,715,630      24,934,561
NET INCREASE IN NET ASSETS. . . . . . . . . . . . .  . . . . . .      15,414,226          5,896,237       1,870,845      26,341,009
NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . .      61,972,724             35,000          35,000      35,631,715
                                                                     -----------         ----------      ----------     -----------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . .     $77,386,950         $5,931,237      $1,905,845     $61,972,724
                                                                     ===========         ==========      ==========     ===========
Undistributed net investment income. . . . . . . . . . . . . . .     $ 1,004,623           $ 60,410        $ 19,338       $ 323,682
                                                                     ===========         ==========      ==========     ===========

------------------
* Date of initial public offering
                             See accompanying notes

Delaware Group
Global & International Funds, Inc.
Notes to Financial Statements
November 30, 1995

The Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers three series, the International Equity Series, the Global Assets Series and the Global Bond Series (the "Series"). Each Series offers four classes of shares. The International Equity Series is registered as a diversified open-end investment company and the Global Assets Series and Global Bond Series are registered as non-diversified open-ended investment companies under the Investment Company Act of 1940.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded are valued at the mean of the last quoted bid and asked prices. Securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into the U.S. dollars at the exchange rate of such currencies against U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original discounts are accreted to interest income over the lives of the respective securities.

Organization and registration costs are amortized over a five- and two-year period, respectively, beginning on the date of commencement of operations.

The balance of organization and registration costs at November 30, 1995, were $3,584, $86,820 and $86,865 and amortization expense for the period ended November 30, 1995, were $3,527, $63,606 and $63,643 for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Series' average net assets.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager of each Series, a fee which is calculated daily at the rate of 0.75% of the net assets of each Series less fees paid to the independent directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company, Inc. (DMC) with respect to the management of the Global Assets Series' investments in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. At November 30, 1995, the International Equity Series had a liability for Investment Management fees and other expenses payable to DIAL for $13,097.

DIAL has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Global Assets Series and the Global Bond Series to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses exceed 0.95% of average net assets for each Class through June 30, 1996. Total expenses absorbed by DIAL were $144,304 for the Global Asset Series and $133,308 for the Global Bond Series.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors L.P.
(DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1995, the International Equity Series, the Global Assets Series and the Global Bond Series had liabilities for distribution fees and other expenses payable to DDLP for $2,414, $33,457 and $30,734, respectively. For the year ended November 30, 1995, the Fund paid DDLP $40,151, $3,836 and $1,051 for commissions earned on sales of A Class shares for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. For the year ended November 30, 1995, the amount expensed for these services were $426,523, $3,429 and $1,833 for the International Equity Series, the Global Assets Series, and the Global Bond Series, respectively.

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DIAL, DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DIAL or DMC have heretofore conducted their relationships with each Series.

3. Investments

During the year ended November 30, 1995, the Fund made purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:


                                                                International        Global            Global
                                                                Equity Series     Assets Series     Bond Series
                                                                -------------     -------------     -----------
Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . .$22,670,166      $5,946,066        $2,734,950

Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$13,928,641      $1,221,492        $1,089,466

Investment securities based on cost for federal income tax purposes at November 30, 1995 are as follows:


                                                                International        Global            Global
                                                                Equity Series     Assets Series     Bond Series
                                                                -------------     -------------     -----------
Cost of Investments. . . . . . . . . . . . . . . . . . . .        $72,971,480      $5,892,757        $1,929,043

Aggregated unrealized appreciation . . . . . . . . . . . .          7,670,865         232,740            70,943

Aggregate unrealized depreciation. . . . . . . . . . . . .         (4,334,185)        (60,685)           (2,352)
                                                                  -----------      ----------        ----------
Market value of investments. . . . . . . . . . . . . . . .        $76,308,160      $6,064,812        $1,997,634
                                                                  -----------      ----------        ----------

The realized gain for financial reporting and federal income tax purposes for the year ended November 30, 1995 were $911,068, $142,396 and $66,568 for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

4. Capital Stock
Transactions in capital stock shares were as follows:


                                                                           International            Global          Global
                                                                           Equity Series         Assets Series   Bond Series
                                                                           -------------         -------------   -----------
                                                                         Year         Year         12/27/94*      12/27/94*
                                                                        Ended         Ended           to             to
                                                                      11/30/95      11/30/94       11/30/95       11/30/95
                                                                      --------      --------       --------       --------
Shares sold:
 A Class. . . . . . . . . . . . . . . . . . . . . .                   2,658,163    4,382,022        276,141         77,795
 B Class. . . . . . . . . . . . . . . . . . . . . .                     242,649       55,284         52,254         10,144
 C Class. . . . . . . . . . . . . . . . . . . . . .                         413           --            423            447
 Institutional Class. . . . . . . . . . . . . . . .                     616,386      423,561        190,085         80,792

Shares issued upon reinvestment of dividends from
 net investment income and net realized gain from
 security transactions:
 A Class. . . . . . . . . . . . . . . . . . . . . .                     249,089       91,804          1,006          2,460
 B Class. . . . . . . . . . . . . . . . . . . . . .                       3,744           38            107             59
 C Class. . . . . . . . . . . . . . . . . . . . . .                          --           --             --             --
 Institutional Class. . . . . . . . . . . . . . . .                      36,453       12,259          3,408          4,320
                                                                     ----------   ----------       --------       --------
                                                                      3,806,897    4,964,968        523,424        176,017
                                                                     ----------   ----------       --------       --------

Shares repurchased:
 A Class. . . . . . . . . . . . . . . . . . . . . .                  (2,308,726)  (2,779,645)       (18,234)        (4,570)
 B Class. . . . . . . . . . . . . . . . . . . . . .                     (12,563)      (2,915)          (729)            --
 C Class. . . . . . . . . . . . . . . . . . . . . .                          --           --             --             --
 Institutional Class. . . . . . . . . . . . . . . .                    (336,513)    (150,626)        (9,811)        (5,521)
                                                                     ----------   ----------       --------       --------
                                                                     (2,657,802)  (2,933,186)       (28,774)       (10,091)
                                                                     ----------   ----------       --------       --------
Net increase. . . . . . . . . . . . . . . . . . . .                   1,149,095    2,031,782        494,650        165,926
                                                                      =========    =========        =======        =======

-----------------
* Date of initial public offering

The International Equity Series declared distributions from net realized gains on security transactions in the amount of $0.145 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.190, $0.140, $0.220 and $0.230 per share for the International Equity Series A Class, International Equity Series B Class, International Equity Series C Class and International Equity Series Institutional Class, respectively, payable on January 4, 1996, to shareholder of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Global Assets Series declared distributions from net realized gains on security transactions in the amount of $0.270 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.145, $0.115, $0.170 and $0.180 per share for the Global Assets Series A Class, Global Assets Series B Class, Global Assets Series C Class and Global Assets Series Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Global Bond Series declared distributions from net realized gains on security transactions in the amount of $0.360 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.215, $0.200, $0.245 and $0.250 per share for the Global Bond Series A Class, Global Bond Series B Class, Global Bond Series C Class and Global Bond Series Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

5. Foreign Currency Forward Contracts
The following currency forward contracts were outstanding at November 30, 1995:

International Equity Series      Contract to Deliver           In Exchange For      Settlement Date     Unrealized Gain/(Loss)
---------------------------      -------------------           ---------------      ---------------     ----------------------
                                91,078,000 Belgian Francs         $3,100,000             2/29/96                $181
                                 4,958,140 Dutch Guilders          3,100,000             2/29/96              (1,122)
                                15,252,000 French Francs           3,100,000             2/29/96              42,755
                                 4,428,350 Deutsche Marks          3,100,000             2/29/96               1,347
                               765,000,000 Japanese Yen            7,650,000             2/29/96              55,871
                                                                                                            --------
                                                                                                             $99,032
                                                                                                            ========

Global Assets Series             Contract to Purchase          In Exchange For       Settlement Date   Unrealized Gain/(Loss)
--------------------             --------------------          ---------------       ---------------   ----------------------
                                   43,062 British Pounds             $66,143             12/05/95             $(279)
                                   24,383 Canadian Dollars            17,955             12/01/95                 2
                                  158,830 French Francs               32,064             12/29/95              (198)
                                  177,800 Hong Kong Dollars           22,989             12/01/95                (4)
                                   30,160 New Zealand Dollars         19,725             12/06/95               (32)
                                                                                                            --------
                                                                                                              $(511)
                                                                                                            ========

Global Bond Series              Contract to Purchase          In Exchange For        Settlement Date    Unrealized Gain/(Loss)
------------------              --------------------          ---------------        ---------------    ----------------------
                              235,458,333 Italian Lira              $147,438             12/01/95             $(228)
                                                                                                            ========

Global Bond Series              Contract to Deliver            In Exchange For       Settlement Date     Unrealized Gain/(Loss)
------------------              -------------------            ---------------       ---------------     ----------------------
                              267,358,090 Italian Lira              $167,308              12/1/95              $154
                               12,000,000 Spanish Peseta              97,324              2/28/96               756
                                  329,000 Swedish Krona               49,399              2/28/96              (654)
                                                                                                            --------
                                                                                                               $256
                                                                                                            ========

6. Concentration of Risk
The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Financial Highlights
Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                              International Equity Series A Class
                                                                           -----------------------------------------
                                                                                                             10/31/91(1)
                                                                                     Year Ended                  to
                                                             11/30/95     11/30/94    11/30/93    11/30/92    11/30/91
                                                             -----------------------------------------------------------
Net assets value, beginning of period. . . . . . . . . . .   $11.920      $11.250     $ 9.590      $9.650     $10.000

Income from investment operations:
 Net investment income . . . . . . . . . . . . . . . . . .     0.297        0.140       0.499       0.162      (0.004)
 Net realized and unrealized gain (loss) from security
  transactions . . . . . . . . . . . . . . . . . . . . . .     0.628        0.895       1.636      (0.172)     (0.346)
                                                             -------      -------     -------     -------     -------
 Total from investment operations. . . . . . . . . . . . .     0.925        1.035       2.135      (0.010)     (0.350)

Less distributions:
 Dividends from net investment income. . . . . . . . . . .    (0.185)     (0.225)      (0.475)     (0.050)       none
 Distribution from net realized gain on security
  transactions . . . . . . . . . . . . . . . . . . . . . .    (0.470)     (0.140)        none        none        none
                                                             -------      -------     -------     -------     -------
Total distributions. . . . . . . . . . . . . . . . . . . .    (0.655)     (0.365)      (0.475)     (0.050)       none
Net asset value, end of period . . . . . . . . . . . . . .   $12.190     $11.920      $11.250      $9.590      $9.650
                                                             =======     ========     =======     =======      ======

Total return(3). . . . . . . . . . . . . . . . . . . . . .     8.17%       9.23%       23.08%      (0.15%)     (3.50%)

Ratios/supplemental data:
 Net assets, end of period (000 omitted) . . . . . . . . .   $62,251     $53,736      $31,673      $4,604        $723
 Ratio of expenses to average net assets . . . . . . . . .     2.07%       1.56%        1.25%       1.25%           2
 Ratio of expenses to average net assets prior to expense
  limitatio  . . . . . . . . . . . . . . . . . . . . . . .     2.07%       1.82%        2.16%       5.67%           2
 Ratio of net investment income to average net assets  . .     2.57%       1.22%        3.91%       2.44%           2
 Ratio of net investment income to average net assets
  prior to expense limitation  . . . . . . . . . . . . . .     2.57%       0.96%        3.00%      (2.00%)          2
 Portfolio turnover  . . . . . . . . . . . . . . . . . . .       21%         27%          24%         12%           2

------------------

(1) Date of initial public offering; ratios and total return have been annualized.
(2) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios for this relatively short period are not meaningful.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.


                                                           International    International               International
                                                           Equity Series    Equity Series               Equity Series
                                                              B Class          C Class               Institutional Class
                                                         ------------------   ---------   -----------------------------------------
                                                         Year
                                                         Ended     9/6/94(1)  11/29/95(2)           Year Ended           11/9/92(1)
                                                        -------       to         to       ------------------------------     to
                                                        11/30/95   11/30/94   11/30/95    11/30/95    11/30/94  11/30/93  11/30/92

 Net assets value, beginning of period ..............   $ 11.900    $12.860    $12.240     $11.970    $11.290    $9.590   $9.520
 Income from investment operations:
  Net investment income .............................      0.278      0.036      none        0.323      0.166     0.594    0.021
  Net realized and unrealized gain
   (loss) from security transactions.................      0.567     (0.966)    (0.050)      0.637      0.899     1.581    0.049
                                                        --------    -------    -------     -------    -------    ------   ------
 Total from investment operations ...................      0.845     (0.930)    (0.050)      0.960      1.065     2.175    0.070

 Less distributions;
  Dividends from net investment income ..............     (0.145)    (0.030)      none      (0.220)    (0.245)   (0.475)    none
  Distribution from net realized
   gain on security transactions ....................     (0.470)      none       none      (0.470)    (0.140)     none     none
                                                        --------    -------    -------     -------    -------    ------   ------
 Total distributions ................................     (0.615)    (0.030)      none      (0.690)    (0.385)   (0.475)    none
 Net asset value, end of period .....................    $12.130    $11.900    $12.190     $12.240    $11.970   $11.290   $9.590
                                                        ========    =======    =======     =======    =======   =======   ======

 Total return(3).....................................       7.46%     (7.24%)        4        8.46%      9.47%    23.52%   (0.15%)


 Ratios/supplemental data:
  Net assets, end of period (000 omitted) ...........     $3,471     $  624         $5     $11,660   $ 7,613     $3,959   $1,120
  Ratio of expenses to average net assets ...........      2.77%      2.26%                  1.77%      1.26%      0.95%    0.95%
  Ratio of expenses to average
   net assets prior to expense limitation ...........      2.77%      2.52%          4       1.77%      1.52%      1.86%      --
 Ratio of net investment income
   to average net assets ............................      1.87%      0.52%          4       2.87%      1.52%      4.21%    2.74%
 Ratio of net investment income to average
   net assets prior to expense limitation ...........      1.87%      0.26%          4       2.87%      1.26%      3.30%      --
 Portfolio turnover .................................        21%        27%          4         21%        27%        24%      12%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for International Equity Series B Class.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.



                                       Global      Global     Global   Global Assets   Global     Global      Global    Global Bond
                                       Assets      Assets     Assets      Series        Bond        Bond       Bond        Series
                                       Series      Series     Series   Institutional   Series      Series     Series   Institutional
                                       A Class    B Class     C Class      Class      A Class      B Class    C Class      Class
                                       -------    -------     -------      -----      -------      -------    -------      -----
                                     12/27/94(1) 12/27/94(1) 11/29/95(2) 12/27/94(1) 12/27/94(1) 12/27/94(1) 11/29/95(2) 12/27/94(1)
                                          to         to          to          to         to          to          to         to
                                       11/30/95   11/30/95    11/30/95    11/30/95   11/30/95    11/30/95    11/30/95     11/30/95
 Net asset value,
  beginning of period ...............   $10.000     $10.000     $11.940    $10.000    $10.000     $10.000     $11.330      $10.000
                                        -------     -------     -------    -------    -------     -------     -------      -------
 Income from investment operations:
  Net investment income .............     0.301       0.212       none       0.473      0.659       0.565       none         0.782
  Net realized and unrealized gain
   (loss) from security
   transactions .....................     1.839       1.848      (0.050)     1.697      1.171       1.205      (0.036)       1.088
                                        -------     -------     -------    -------    -------     -------     -------      -------
  Total from investment
   operations .......................     2.140       2.060     (0.050)      2.170      1.830       1.770      (0.036)       1.870

 Less distributions:
  Dividends from net investment
   income ...........................    (0.240)     (0.180)      none      (0.240)    (0.600)     (0.540)     (0.054)      (0.600)
  Distribution from net realized gain
   on security transactions .........      none        none       none        none       none       none        none          none
                                        -------     -------     -------    -------    -------     -------     -------      -------
  Total distributions ...............    (0.240)     (0.180)      none      (0.240)    (0.600)     (0.540)     (0.054)      (0.600)
 Net asset value, end of period .....   $11.900     $11.880    $11.890     $11.930    $11.230     $11.230     $11.240      $11.270
                                        =======     =======    =======     =======    =======     =======     =======      =======


 Total return(3) ....................      21.48%      20.73%          4      21.88%     18.79%      18.23%          4        19.21%
                                        -------     -------     -------    -------    -------     -------     -------      -------
 Ratios/supplemental data:
  Net assets, end of period
   (000 omitted)  ...................   $ 3,122      $  613         $5      $2,191    $   889     $   115       $   5      $   897
  Ratio of expenses to average
   net assets .......................      1.25%       1.95%         4        0.95%      1.25%       1.95%          4         0.95%
  Ratio of expenses to average
   net assets prior to expense
   limitation .......................      7.55%       8.25%         4        7.25%     12.34%      13.04%          4        12.04%
  Ratio of net investment income
   to average net assets ............      4.75%       4.05%         4        5.05%      7.70%       7.00%          4         8.00%
  Ratio of net investment income
   to average net assets prior
   to expense limitation ............     (1.55%)     (2.25%)        4       (1.25%)    (3.39%)     (4.09%)         4        (3.09%)
  Portfolio Turnover ................        57%         57%         4          57%        98%         98%          4           98%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for A Class and does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for B Class.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

Delaware Group Global & International Funds, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Global & International Fund, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of the International Equity Series, Global Assets Series and Global Bond Series of Delaware Group Global & International Fund, Inc. (the "Fund") as of November 30, 1995, and the related statements of operations for the year then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, the statements of changes in net assets for each of the two years then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, and the financial highlights for each period from the date of initial public offering of the respective Series through November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Series, Global Assets Series and Global Bond Series of Delaware Group Global & International Fund, Inc. at November 30, 1995, the results of operations for the year then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, and the changes in net assets for each of the two years then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP
Philadelphia, PA
January 12, 1996

A Report on Global & International Funds, Inc.'s Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the approval of a new investment management agreement and the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund. The new investment management agreement was submitted for shareholder approval in connection with the Merger because the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement whenever there is a change in control of an investment manager.

The name of each director elected at the meeting along with the final vote tabulation with respect to each nominee and each matter were as follows:


                                                                                      Number of Votes**
                                                                   ----------------------------------------------------------
                                                                       For            Against/Withheld           Abstentions
Election of Directors*:
  Wayne A. Stork. . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Walter P. Babich. . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Anthony D. Knerr. . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Ann R. Leven. . . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  W. Thacher Longstreth. . . . . . . . . . . . . . . . .  . . .       3,316,106             75,594                     --
  Charles E. Peck . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --

Approval of the New Investment Management Agreement:
  International Equity Series . . . . . . . . . . . . . . . . .       3,035,920             67,293                113,528
  Global Assets Series. . . . . . . . . . . . . . . . . . . . .         131,803                 --                     --
  Global Bond Series. . . . . . . . . . . . . . . . . . . . . .          80,174                 --                     --

Approval of the New Sub-Advisory Agreement+ . . . . . . . . . .         131,803                 --                     --

Selection of Ernst & Young LLP as Independent Auditors* . . . .       3,102,805             23,155                265,740

*   Voted upon by all shareholders of the Company.
+   Voted upon only by shareholders of the Global Assets Series.
** Please note that the results of this meeting were not audited by Ernst & Young LLP.

DELAWARE GROUP
-------------------------------------------------------------------------------
OF FUNDS
-------------------------------------------------------------------------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current International Equity Fund/Global Assets Fund/Global Bond Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
========
Philadelphia * London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Financial Institutions Representatives Only
Nationwide (800) 659-BANK

Copy Rights Delaware Distributors, L.P.

                                      Printed in the U.S.A. on recycled paper.

                                                          AR-034[11/95]TKO1/96